Exhibit 10.1
HARBIN ELECTRIC, INC. A US Public Company. Stock Symbol: HRBN

                                                        July 14, 2009

Gentlemen:

Reference is hereby made to (i) the Purchase Agreement dated August 29, 2006 (the “Purchase Agreement”) by and among Citadel Equity Fund Ltd., Merrill Lynch International and Harbin Electric, Inc., a Nevada corporation (the “Company”) and (ii) the Indenture dated as of August 30, 2006, as supplemented (the “Indenture”) by and among the Company, the Subsidiary Guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”) with respect to the Company’s Guaranteed Senior Secured Floating Rate Notes due 2012 and the Company’s Guaranteed Senior Secured Floating Rate Notes due 2010 (the “2010 Notes”).  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Purchase Agreement or the Indenture, as the case may be.

Section 8.02 of the Indenture provides, among other things, that without the consent of each Holder, an amendment or waiver may not (with respect to any Notes held by a non-consenting Holder) reduce the interest or principal of any Note or impair the right of any Holder to receive payment of principal of, premium, if any, and interest, if any, on such Holder’s Notes.

Each of the undersigned Holders owns the aggregate principal amount of the 2010 Notes set forth next to such Holder’s name on the signature page hereto.

Each of the undersigned Holders hereby (i) waives each and every applicable provision of the Indenture (including without limitation Article 3 and Sections 4.09 and 4.10 thereof) but only to the fullest extent necessary to permit the Company to repurchase, at its option, all (but not part) of the 2010 Notes held by the Holders at any time on or prior to July 31, 2009 at the Repurchase Price (defined below), (the “Proposed 2010 Note Repurchase”), (ii) consents to the Proposed 2010 Note Repurchase, (iii) waives each and every provision of the Indenture (including without limitation Article 3 and Sections 4.09 and 4.10 thereof) but only to the fullest extent necessary to permit the Company to Incur up to $32 million in Debt (the “New Debt”) on or prior to July 30, 2009; provided that the Company shall apply not less than $6 million of the proceeds of the New Debt for the Proposed 2010 Note Repurchase (the “Proposed Debt Incurrence”).

The “Repurchase Price” shall be cash equal to 97% of the aggregate principal amount of the 2010 Notes held by such Holder plus accrued and unpaid interest thereon to but excluding the Repurchase Date (defined below).

The “Repurchase Date” shall mean a business day no later than July 31, 2009, on which the Proposed 2010 Note Repurchase is consummated; provided that, if the Proposed Debt Incurrence is consummated, the Repurchase Date shall be no later than one business day following the date on which the Proposed Debt Incurrence is consummated.

Main Office
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com

Except as noted in the preceding paragraph, the undersigned Holder hereby waives and agrees not to exercise, on behalf of itself, until August 1, 2009, any and all rights that it may otherwise have under Section 5A (Right to Future Stock Issuance) of the Purchase Agreement.

The Company hereby agrees to use its best efforts to consummate the Proposed 2010 Note Repurchase on or prior to July 31, 2009.

In case the Proposed 2010 Note Repurchase is not consummated on or prior to July 31, 2009, then the Company will pay, on or before August 2, 2009, each of the undersigned Holder an amount equal to 2% of the aggregate principal amount of the 2010 Notes listed next to such name below, which amount shall be in addition to any and all amounts due under the Indenture or the 2010 Notes.

Any and all consents and waivers granted by the undersigned Holder set forth above shall expire at 5 p.m. New York time on July 31, 2009, and to the extent the Company is in breach of any provision of the Indenture or the Notes, the undersigned Holder reserves its rights to take any and all actions permitted under the Indenture, the 2010 Notes or applicable law. Any and all consents and waivers granted by such Holder set forth above and to the extent not expired as specified herein shall be binding on the party hereto and its respective successors, assigns and transferees.

Except as expressly waived or otherwise specifically provided herein, all of the terms of each of the 2010 Notes, the Indenture and the Purchase Agreement shall remain unamended and unwaived and shall continue to be and shall remain in full force and effect in accordance with their respective terms.

This letter is governed by the laws of the State of New York without giving effect to the conflict of laws rules of any jurisdiction. This letter may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.  Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

Kindly acknowledge receipt of this letter and agreement to the foregoing by executing the enclosed copy of this letter where indicated and returning it to the Company, whereupon it shall become a binding agreement among us as of the date hereof.

Very truly yours, Harbin Electric, Inc. By:_______________________________ Name: Tianfu Yang Title: Chairman & CEO

Main Office
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com

AGREED AND ACKNOWLEDGED:

Merrill Lynch International

By:________________________________
Name:
Title:
Aggregate Principal Amount of 2010 Notes Owned and For Which Waiver and Consent are Given:$ 3 million

ABN AMRO Bank N.V., London Branch

By:________________________________
Name:
Title:
Aggregate Principal Amount of 2010 Notes Owned and For Which Waiver and Consent are Given:$ 3 million

Main Office
No. 9 Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu, Harbin Kai Fa Qu, Harbin, China 150060
Tel: 86-451-8611-6757                                             Fax: 86-451-8611-6769
US Office
20 Ramblewood Road, Shoreham, NY 11786
Tel: 631-312-8612
www.harbinelectric.com